Exhibit 10.5
Form 10-SB
Energytec, Inc.

                   ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS          )(
                                 KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TITUS         )(

That, for TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Energytec, Inc., a Nevada corporation, hereinafter referred to as "Assignor," whose address is 14785 Preston Road, Suite 550, Dallas, Texas 75254, hereby BARGAINS, SELLS, TRANSFERS, ASSIGNS and CONVEYS unto Richard R. and Thyra K. Zeits, husband and wife, hereinafter referred to as "Assigned," whose address is 1320 Treebrook Court, Roswell, Georgia 30075, and to its successors and assigns, an interest in and to the leasehold estates or working interest created by those certain Oil and Gas described in Exhibit "A." The exact interest conveyed is specified in Exhibit "A."

For the same consideration, Assignor does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto Assignee all equipment, personal property, fixtures and improvements located on, used in connection with or appurtenant to the leases described in Exhibit "A," including without limitation, the wells identified in Exhibit "A" in connection with each such lease, and all the surface, wellhead and downhole equipment, tanks, pumps, tubing, casing, flowline, separator, treating facilities, and all other equipment pertaining to said leases and lands. The equipment, personal property, and fixtures are transferred to Assignee "AS IS," "WITH ALL FAULTS" AND IN THEIR PRESENT STATE OF CONDITION AND REPAIR AND ASSIGNOR EXPRESSLY NEGATES ANY IMPLIED WARRANTY OF MERCHANTABILITY OR WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, with respect to said interests in equipment, personal property and fixtures.

Assignor intends hereby to transfer and convey to Assignee, all of Assignor's right, title and interest in and to the lands affected by the leases, including mineral and royalty interests, overriding royalty, net profits interests, production payments and any other economic interest owned by Assignor in the production of hydrocarbons and minerals therefrom; and interests in and to the pooling and unitization agreements, product purchase and sales contracts, leases, permits, rights-of way, easements, licenses, farmouts, options, and other beneficial contracts or instruments.

This assignment is subject to the terms and conditions of the original leases, all intermediate assignments affecting the leases and to depth limitations, if any, with respect to the leases. As part of the consideration for this Assignment, Assignee assumes its proportionate part of all responsibility for plugging the wells identified in Exhibit "A" in accordance with all the rules and regulations of the Railroad Commission of Texas.

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TO HAVE AND TO HOLD the  leasehold  interests  described  in Exhibit "A" and the related properties and assets above described, unto Assignee, its successors and assigns, forever, without warranty either express or implied.

This instrument is executed this ____ day of _______________, 2002, but to be effective as of March 1, 2002, at 7:00 a.m.

                                          /s/ Richard R. Zeits
                                          Richard R. Zeits
                                          "ASSIGNEE"

                                          /s/ Richard R. Zeits
                                          Richard R. Zeits,
                                          Attorney-in-Fact for
                                          Thyra K. Zeits
                                          "ASSIGNEE"

                                          Energytec, Inc.

                                          By_________________________________
                                          Frank W. Cole, President
                                          "ASSIGNOR"


STATE OF TEXAS

COUNTY OF

This  instrument  was   acknowledged   before  me  on  this  the  _____  day  of
____________, 2002, by Richard R. Zeits and Richard R. Zeits, Attorney-in-Fact for Thyra K. Zeits.


                                          ------------------------------------
                                          Notary Public, State of Texas


STATE OF TEXAS

COLJNTY OF

This instrument was acknowledged before me on the _____ day of ____________, 2002, by Frank W Cole, President of Energytec, Inc., a Nevada Corporation, on behalf of said corporation.


                                          ------------------------------------
                                          Notary Public, State of Texas

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                                                                     Page 1 of 6

                                   EXHBIT "A"

To that certain Assignment, Bill of Sale and Conveyance from Energytec, Inc. to Richard R. and Thyra K. Zeits.

It is the intent to convey a Forty Percent (40%) interest in all tracts herein described whether or not all the leases are individually described herein.

This Exhibit A contains Five (5) pages.

Following is a description of the Oil, Gas, and Mineral leases covering 1,462 acres of land, more or less, situated in Trix-Liz Field Area Titus County,
Texas:

1. Lease dated October 29,1997, from Gladys A. Grimsley, et vir, et al to MODOC Energy Co., 160 acres more or less being all of the William Porter Survey, A-448, Recorded in Volume 1064, at Page 056, Deed Records, Titus County, Texas.

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                                                                     Page 2 of 6

                                   EXHIBIT "A"

Lease No:         PN 414186 - Bankhead; PN 566252 - Hoffman-Bankhead-Trix-Liz
                  Unit; and PN 898360 - Woodbine "C" Zone Unit
                  963809
Lessor:           W.T. Bankhead, et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/02/54
                  Book: 215
                  Page: 151

Description of Property:  160 acres more or less being all of the Wm. R. Porter
                          Survey, Abstract No. 448 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 566252 - Hoffman-Bankhead-Trix Liz Unit and
                  PN 898360 - Woodbine "C" Zone Unit
                  963808
Lessor:           A.C. Hoffman, et al
Lessee:           American Liberty Oil Company
Recording Data:   Date: 12/03/54
                  Book: 214
                  Page: 140

Description of Property:  160 acres more or less being all of the John Prather
                          Survey, Abstract No. 454 limited from the surface down to a depth of 5000 feet.

Lease No:         PN 898360 - Woodbine "C" Zone Unit and PN 840821 - Hoffman
                  et al
                  963806
Lessor:           A.C. Hoffman, Jr. et al
Lessor:           R.E. Moore
Recording Data:   Date: 01/05/56
                  Book: 222
                  Page: 149

Description of Property:  640 acres more or less being all of the B.B.B. &
                          C.R.R. Survey 207, Abstract 74 limited from the surface down to a depth of 5000'.

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                                                                     Page 3 of 6
Lease No:         PN 917180 - Hoffman-Bankhead SWDS
                  RW3392
Grantor:          John D. Byram and Joy Scott
Grantee:          Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 295

Description of Property:  Right  of way  covering  one  acre  more or less being described as follows:

                    Start at the Southwest comer of 3. Prather Survey, Abstract 454, which is also the Southwest comer of A.C. Hoffman called 160 acre tract, same being the Northwest comer of William R. Porter Abstract 448 Survey, all in the East line of A. Belcher Abstract 646 Survey; THENCE East 1152 feet and North 1389 feet to the point of beginning, the Southwest comer of the herein described one acre; THENCE N 208.7' the northwest comer hereof; THENCE E 208.7' the northeast comer hereof; THENCE S 208.7' the southeast comer hereof; THENCE W 208.7' to the point of beginning containing one acre, all out of the J. Prather Survey, Abstract 454.

Lease No:         RW 901257
Lessor:
Lessee:           Sun DX Oil Company
Recording Data:   Date: 3/26/63
                  Book:
                  Page:

Description of Property:  Right of way covering from SE comer of John Prather
                          Survey along the easterly boundary of Survey along the easterly boundary of Survey a portion of land 30 feet wide and 777 feet long, (approximately 48 rods long).

Lease No.:        PN - 898360 - Woodbine "C" Zone Unit
                  963807
Lessor:           J.T. Williams, III et al
Lessee:           W.W. Beall
Recording Data:   Date: 12/22/58
                  Book: 244
                  Page: 68

Description of Property:   160 acres more or less being the W/2 of the
                           E.C. Beasley Survey, Abstract No. 52 limited from the surface down to a depth of 5000'.

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                                                                     Page 4 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  963807-001
Lessor:           Imogene Stuart Butler et al
Lessee:           F.D. Prince
Recording Data:   Date: 03/02/56
                  Book: 224
                  Page: 13

Description of Property:  Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-004
Lessor:           Bessie Welch, et vir
Lessee:           L.A. Pinkston and Fred Prince
                  Date: 02/24/56
                  Book: 223
                  Page: 519

Description of Property:  Same as next above.

Lease No:         PN - 898360- Woodbine "C" Zone Unit
                  963807-005
Lessor:           B.B. Tankel
Lessee:           Alford M. Flanagen
Recording Data:   Date: 02/20/56
                  Book: 246
                  Page: 133

Description of Property:  Same as next above.

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                                                                     Page 5 of 6
Lease No:         PH 898360 - Woodbine "C" Zone Unit
                  963807-002
Lessor:           Bud Lewis, et ux
Lessee:           John B. Stephens, Jr.
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 497

Description of Property:  84.5 acres, more or less, being described as follows:

                    BEGINNING at the SW comer of said Beasley Survey, a stake in the EB line of the J. Malsy Survey; THENCE NORTH with said line and EB line of the W.R. Porter Survey, 5868 feet to a stake, the NW comer of said Beasley Survey and the SW comer of BBB & C Ry Co. Survey No. 207; THENCE EAST with the EB line of said Beasley Survey and EB line of the BBB & C Ry Co. Survey, 985 feet to a stake in said line; THENCE SOUTH 3526 feet to a stake; THENCE WEST 376 feet to a stake; THENCE SOUTH 340 feet to the SB line of said Beasley Survey; THENCE WEST 609 feet to the place of beginning, containing
                    84.5 acres of land, more or less, and being the same land described in a deed from G.R. Fry et us to Bud Lewis et ux, dated November 27, 1948, recorded in Vol. 164, Page 9 of the Titus County Deed Records, reference to which is here made for all purposes, limited from the surface down to a depth of 5000 feet.

Lease No:         PH 898360- Woodbine "C" Zone Unit
                  963807-003
Lessor:           G.R. Fry, et ux
Lessee:           John B. Stephens
Recording Data:   Date: 03/07/56
                  Book: 224
                  Page: 499

Description of Property:  75.5 acres,  more or less, being the W/160 acres of land of the E.C. Beasley Survey, Abstract No. 52, less and except the West 84.5 acres of the W1160 acres of the E.C. Beasley Survey, Abstract No. 52 as described in that certain Amendment to Oil, Gas and Mineral Lease dated July 7, 1959 from Bud Lewis et ux as Lessor to John B. Stephens, Jr. as Lessee, recorded in Volume 250, Page 187 in the Deed Records of Titus County, Texas; limited from the surface down to a depth of 5000 feet.

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                                                                     Page 6 of 6
Lease No:         PN - 898360 - Woodbine "C" Zone Unit
                  977959
Lessor:           Laura H. Beall, et al
Lessee:           Sun Oil Company
Recording Data:   Date: 01/27/69
                  Book: 348
                  Page: 277

Description of Property:  20  acres  more or less  being a part of Ed.  C.
                          Beasley Survey, A-32, Titus County, Texas, beginning at SW comer of said Survey; THENCE N. 2344 Vrs; THENCE E. 713.02 Vrs. to the true point of beginning; THENCE E. 237.6 Vrs; THENCE 5. 475.20 Vrs.; THENCE W.
                          237.60 Vrs.; THENCE N. 475.20 Vrs. to the point of beginning, from the subsurface depth of 3600 feet down to 3710 feet.

Lease No:         PN -913148 - TRIX-LIZ OIL FAC
                  SL307766/RW3391
Lessor:           John D. Byram and Joy Scott
Lessee:           Sun Oil Company (Delaware)
Recording Data:   Date: 3/4/75
                  Book: 395
                  Page: 293

Description of Property:  Surface Lease Agreement covering the following land, to-wit: Being a 3.2396 acre tract out of the J. Prather Survey, Abstract 454, Titus County, Texas and being more particularly described as follows:

                    BEGINNING at the southwest comer of said J. Prather Survey, thence N 88(degree) 32' 18" E -1431.63 feet to a point in the south line of said survey; THENCE North 343.40 feet to the beginning point of said 1.2396 acre tract; THENCE North 33(degree) 20' W 180 feet to a point; THENCE N 56(degree) 40' E 300 feet to a point; THENCES 33(degree) 20' E 180 feet to a point; THENCE S 56(degree) 40' W 300 feet to the point of beginning and containing 1.2396 acres.


                                      E-55

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                                 Energytec, Inc.
    14785 Preston Road, Suite 550, Dallas, TX 75254 (972) 789-5136 Fax (972)
                                    789-5138


March 11, 2002

Richard R. and Thyra K. Zeits
1320 Treebrook Court
Roswel1, Georgia 30075

                                                Re: Hoffman-Bankhead Lease
                                                    Titus County, Texas

Dear Mr. And Mrs. Zeits:

     This letter will review our agreement relating to operations of the above group of properties. An Operating Agreement has been signed, and there are other aspects of development of the properties, which are more fully defined herein.

     The Evaluation Report entitled:

                          Oil Well Restoration Project
                            Hoffman- Bankhead Leases
                                 Triz-Liz Field
                               Titus County, Texas
                                       By
                            Frank W Cole Engineering
                               Dated: January 2002

     is attached by reference.

     Energytec agrees, at its sole cost, to attempt to place back on production, those nine wells shown in the Appendix of the referenced Report in that section entitled "Meeting with Calvin Bass, dated 12-18-01." Energytec does not guarantee any specific producing rates from these wells, although the Report does show projected producing rates. This part of the Restoration Project is referred to in the Evaluation Report as Phase I.

     The Zeits agree to purchase a 40% working interest in the Properties, which will pay their costs through Phase I, for a total price of Ninety Six Thousand Dollars ($96,000).

     Following completion of Phase I, work will proceed on Phases II and III, as shown in the Report. It is agreed that the projected work and costs of Phases II and III are estimates, prepared before Energytec and Cole Engineering had access to the properties. The restoration of the remainder of the wells may be changed from time to time as more information is developed.

     The Zeits agree to pay their proportionate parts of work on all wells following completion of Phase I. The Operating Report more fully describes the procedures to be followed in the event the Zeits do not agree on the restoration procedures.

Agreed to the foregoing:

/s/ Richard R. Zeits                            /s/ Richard R. Zeits
Date:  3/15/02                                  Attorney in Fort
                                                For Thyra K.Zeits
                                                Date:  3/15/02

Energytec, Inc.                                 Frank W. Cole Engineering
By:                                             By:
/s/ Frank W. Cole                               /s/ Frank W. Cole
President                                       Owner
Date:  3/15/02                                  Date 3/15/02


                                      E-57